UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2025

INVO FERTILITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5582 Broadcast Court

Sarasota, FL 34240

(Address of principal executive offices, including zip code)

(978) 878-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	IVF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2025, INVO Fertility, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell securities of the Company, in the aggregate amount of approximately $4,000,000, comprised of 235,000 shares (the “Shares”) of common stock par value $0.0001 per share (the “Common Stock”), prefunded common stock purchase warrants to purchase 2,131,864 shares of Common Stock (the “Pre-Funded Warrants”), and common stock purchase warrants to purchase 4,733,728 shares of Common Stock (the “Common Warrants”), to the Purchaser in a private placement (the “Private Placement”). The Common Warrants are exercisable from and after the Stockholder Approval Date (as defined in the Common Warrants) and expire on the five-year anniversary of such date, at an exercise price of $1.69 per share of Common Stock, subject to adjustment therein. Each Pre-Funded Warrant is immediately exercisable at an exercise price of $0.0001 per share and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The gross proceeds from the Private Placement before deducting expenses were approximately $4,000,000, excluding placement agent fees and other offering expenses. The Company intends to utilize (i) up to $300,000 of the net proceeds to fund the purchase price for Family Beginnings, P.C., (ii) up to $75,000 towards expenses related to the purchase of Family Beginning, P.C., (iii) up to $938,000 towards outstanding debt obligations that are or will become payable, and (iv) the balance of the net proceeds for working capital and general corporate purposes.

Also in connection with the Private Placement, on December 2, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which (i) the Placement Agent agreed to act as exclusive placement agent on a “reasonable best efforts” basis in connection with the Private Placement, and (ii) the Company agreed to pay the Placement Agent an aggregate fee equal to 8.0% of the gross proceeds raised in the Private Placement and warrants to purchase up to 118,343 shares of Common Stock at an exercise price of $2.1125 per share (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable at any time on or after the Filing Date (as defined in the Common Warrant) (the “Initial Exercise Date”), from time to time, in whole or in part, until five (5) years from the Initial Exercise Date. Additionally, the Company reimbursed the Placement Agent for certain expenses and legal fees up to $50,000.

Further, in connection with the Private Placement, on December 2, 2025, the Company entered into that certain registration rights agreement (the “Registration Rights Agreement”), by and among the Company and the Purchaser, pursuant to which the Company agreed, among other things, to prepare and file with the Securities and Exchange Commission a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act.

The Placement Agency Agreement and the Securities Purchase Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Placement Agent, or the Purchaser, as the case may be and other obligations of the parties.

Pursuant to the terms of the Securities Purchase Agreement and the Placement Agency Agreement, the Company has agreed that for a period of up to sixty (60) days from the Effective Date (as defined in the Securities Purchase Agreement), that neither the Company nor any subsidiary may (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents or (ii) file any registration statement or prospectus, or any amendment or supplement thereto, in each case, subject to certain exceptions. The Company has also agreed not to effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents involving a Variable Rate Transaction (as defined in the Securities Purchase Agreement), for a period of up to six (6) months following the Effective Date (as defined in the Securities Purchase Agreement), subject to certain exceptions.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Pre-Funded Warrants, the Common Warrants, the Placement Agent Warrants, the Securities Purchase Agreement, and the Registration Rights Agreement, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 10.1, and 10.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The Shares, the Common Warrants, the Pre-Funded Warrants, and the Placement Agent Warrants were sold and issued, and the shares of Common Stock issuable under the Common Warrants, the Pre-Funded Warrants, and the Placement Agent Warrants will be sold and issued, without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act, and such securities may not be re-offered or resold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01 Other Events

On December 2, 2025, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement by and between the Company and the Placement Agent dated December 2, 2025.
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
4.3	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement by and between the Company and certain investors dated December 2, 2025
10.2	Form of Registration Rights Agreement, by and between the Company and the Purchaser dated December 2, 2025
99.1	Press Release dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2025	INVO FERTILITY, INC.

/s/ Steven Shum
Steven Shum
Chief Executive Officer

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